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                                    EXHIBIT 10(e)




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                                    LOAN AGREEMENT

    This Agreement, dated as of March 14, 1996, by and among Papnet of Ohio, Inc., an Ohio corporation ("Papnet"), Cytology West, Inc., a Delaware corporation ("CWI"), Cytology Indiana, Inc., an Ohio corporation ("CIN"), Indiana Cytology Review Corporation, an Ohio corporation ("INC"), ER Group, Inc., an Ohio corporation ("ERG"), CCWP Partners, Inc., an Ohio corporation ("CCWP"), Carolina Cytology, Inc., an Ohio corporation ("CCI"), and Papnet Utah, Inc., a Nevada corporation ("PUI"). CWI, CIN, INC, ERG, CCWP, CCI and PUI are hereinafter sometimes collectively referred to as the "Borrowers" and individually as a "Borrower."

                                       RECITALS

    A. Pursuant to an Agreement and Plan of Merger of even date (the "Merger Agreement"), the parties have agreed that Papnet, CIN, INC, ERG, CCWP, CCI and PUI will merge with and into CWI (the "Merger"). Certain capitalized terms not otherwise defined herein shall have the meanings as defined in the Merger Agreement.

    B. Pending the effectiveness of the Merger, Papnet has agreed, subject to the terms and conditions contained in this Agreement, to make certain advances (hereinafter called an "Advance" or "Advances") on behalf of the Borrowers to pay certain expenses of the Merger and an anticipated Initial Public Offering by the Surviving Corporation, and to fund business operations of the Borrowers.

    C. The parties wish to set forth in this Agreement the terms and conditions on which such Advances will be made and repaid.

                                STATEMENT OF AGREEMENT

    1. ADVANCES OF MERGER AND OFFERING EXPENSES. Through the Effective Date, Papnet agrees to make such Advances on behalf of each Borrower as are necessary to pay such Borrower's pro-rata share of expenses incurred in connection with the Merger or the Initial Public Offering. Papnet may incur and pay legal, accounting, printing, filing, travel, meeting and other expenses in connection with the Merger or the Initial Public Offering, or may pay such expenses reasonably incurred by any Borrower, and shall allocate a pro-rata share of all of such expenses to each Borrower in the proportion provided in the Merger Agreement. Such amounts will be considered an Advance to each Borrower hereunder, in the proportion provided in the Merger Agreement, as of the date that such amounts are actually paid by Papnet. Papnet shall keep adequate books and records of such expenses which shall be available for inspection by any Borrower during normal business hours upon reasonable prior notice.

    2.   ADVANCES OF OPERATING EXPENSES.   Through the Effective Date, Papnet
agrees to make such Advances to or on behalf of each Borrower individually as are necessary to pay reasonable expenses of ordinary business operations of such Borrower, as approved by Papnet. In the case of CWI, such expenses shall include reasonable expenses necessary to the development of technologies acquired from GDP Technologies, Inc. Each such Advance shall be made to or on

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behalf of a Borrower upon receipt of the Borrower's application therefor and disbursement instructions, which shall be in a form as Papnet shall reasonably prescribe, and will be considered an Advance to such Borrower hereunder. The reasonableness of any expenses for which Advances are requested, and the amount of any Advance, shall be determined by Papnet in its sole discretion.

    3. REPAYMENT. The total amount of Advances to or on behalf of a Borrower shall be repaid, with interest at the rate of seven percent (7.00%) per annum, sixty days after the Termination Date, as defined in Section 5. Each Borrower may pay the unpaid principal amount of any Advance made to or on behalf of it in whole or in part at any time and from time to time. Each such payment of principal may be made without the payment of accrued and unpaid interest
thereon.   Interest shall be calculated on the basis of a 360-day year for the actual number of days the principal balance is unpaid. After maturity, whether such maturity occurs by lapse of time or acceleration, interest on the unpaid balance of any Advances (and interest thereon accrued through maturity) shall accrue at the rate of twenty four percent (24.00%) per annum until all Advances and accrued interest are repaid in full. Advances to each Borrower shall be evidenced by one or more promissory notes in the form of Exhibit A to this Agreement, or by one or more notes subsequently executed in substitution therefor.

    4    STATEMENTS.  On the 25th day of each month during the term of this
Agreement, Papnet shall deliver to each Borrower a statement showing, for the immediately preceding month, all Advances made to or on behalf of such Borrower, all payments or partial payments of the principal amount of Advances by the Borrower, the accrued and unpaid interest on the Advances, if any, and such
other information as may be necessary or appropriate.   Each Borrower hereto
agrees that it will immediately notify Papnet of any error in any monthly statement delivered to it, and the failure to do so within five (5) business days shall be deemed to be a waiver of any claimed error. Papnet's allocation of Advances to any Borrower shall be presumed correct, and in the event of any dispute concerning the amount, manner of calculation or allocation of any Advance as shown on any statement, the party disputing the statement shall have the burden of demonstrating any error.

    5. TERMINATION. Papnet's right and ability to make Advances hereunder shall terminate upon a date (the "Termination Date") which is the earlier to occur of (a) the closing of the Merger, or (b) the termination of the Merger Agreement as provided in Article VIII thereof.

    6. SECURITY. As security for Advances to or on behalf of it hereunder, each Borrower other than CWI shall pledge to Papnet all of the common shares of Neuromedical Systems, Inc. currently owned by it, pursuant to the terms of a Security Agreement in the form attached hereto as Exhibit B. As security for Advances to or on behalf of it, CWI shall grant Papnet a security interest in its assets pursuant to the terms of a Security Agreement in the form attached hereto as Exhibit C.

    7. REPRESENTATIONS AND WARRANTIES OF BORROWERS. In addition to the representations and warranties of each Borrower contained in the Merger Agreement, upon which each Borrower agrees that Papnet may rely for purposes of this Agreement, each Borrower represents and warrants to Papnet that:


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    (a)  The Board of Directors of the Borrower has duly authorized the execution and delivery of this Agreement and of the documents contemplated herein, and this Agreement and such documents constitute valid and binding obligations of the Borrower enforceable in accordance with their terms, subject to the Enforceability Exceptions.

    (b) The execution of this Agreement and related documents and the compliance by the Borrower with all the provisions thereof:

         (i)  are within the corporate powers of the Borrower; and

         (ii) will not conflict with, result in any breach in any of the provisions of, constitute a default under, or result in the creation of any lien or encumbrance upon any property of the Borrower under the provisions of, any agreement, charter instrument, bylaw, or other instrument to which the Borrower is a party or by which it may be bound.

    8. EVENTS OF DEFAULT. An "Event of Default" with respect to a Borrower shall exist if any of the following occurs and is continuing:

    (a) the Borrower fails to pay any amount hereunder when due, or fails to perform or observe any covenant contained in Article VI of the Merger Agreement;

    (b) any warranty, representation or other statement by or on behalf of the Borrower contained in this Agreement, the Merger Agreement, or in any instrument furnished in compliance with or in reference to this Agreement is false or misleading in any material respect;

    (c) the Borrower becomes insolvent or bankrupt, or makes an assignment for the benefit of creditors, or consents to the appointment of a trustee, receiver or liquidator; or

    (d) bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings are instituted by or against the Borrower.

    9.   DEFAULT REMEDIES.

    (a) ACCELERATION. If an Event of Default exists with respect to a Borrower, Papnet may immediately exercise any right, power or remedy permitted to it by law, and shall have, in particular, without limiting the generality of the foregoing, the right to declare the entire principal and all interest accrued on all Advances then outstanding to or on behalf of such Borrower pursuant to this Agreement to be forthwith due and payable, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by each Borrower.


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    (b)  NONWAIVER.  No course of dealing on the part of Papnet nor any delay or failure on the part of Papnet to exercise any right shall operate as a waiver of such right or otherwise prejudice Papnet's rights, powers and remedies.

    10.  MISCELLANEOUS.

    (a) NOTICES. All communications under this Agreement shall be in writing and shall be mailed by first class mail, postage prepaid. Any notice so addressed and mailed shall be deemed given when so mailed.

    (b) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the heirs, successors and assigns of each of the parties.

    (c) AMENDMENT AND WAIVER. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the parties hereto.

    (d)  DUPLICATE ORIGINALS.     Duplicate originals of this Agreement may be
signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

    (e) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio applicable to contracts made and performed entirely within such state, without regard to principles of conflicts of laws.

    (f) CONSENT TO JURISDICTION AND WAIVER OF OBJECTION TO VENUE. Each party agrees that any legal action or proceeding with respect to this Agreement or the notes or the transactions contemplated hereby may be brought in the Court of Common Pleas of Franklin County, Ohio, or in the United States District Court for the Southern District of Ohio, Eastern Division, and each party hereby irrevocably submits to and accepts generally and unconditionally the jurisdiction of those courts with respect to its person, property and revenues and irrevocably consents to service of process in any such action or proceeding by the mailing thereof by U.S. mail to such party at the address set forth in the Merger Agreement. Each party hereby irrevocably waives any objection to the laying of venue of any such suit or proceeding in the above described courts, and unconditionally waives and agrees not to plead or claim that any such suit or proceeding brought in any such court has been brought in an inconvenient forum.

    (g) WAIVER OF JURY TRIAL. THE PARTIES ACKNOWLEDGE THAT, AS TO ANY AND ALL DISPUTES THAT MAY ARISE BETWEEN THE PARTIES, THE COMMERCIAL NATURE OF THE TRANSACTION OUT OF WHICH THIS AGREEMENT ARISES WOULD MAKE ANY SUCH DISPUTE UNSUITABLE FOR TRIAL BY JURY. ACCORDINGLY, EACH OF THE PARTIES TO THIS AGREEMENT HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY AS TO ANY AND ALL DISPUTES THAT MAY ARISE


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RELATING TO THIS AGREEMENT OR TO ANY OF THE OTHER INSTRUMENTS OR DOCUMENTS
EXECUTED IN CONNECTION HEREWITH.

    IN WITNESS WHEREOF, the parties have each caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.


                                       PAPNET OF OHIO, INC.



                                       By:    /s/ David J. Richards
                                          ------------------------------------
                                            David J. Richards, President

                                       BORROWERS:

                                       CYTOLOGY WEST, INC.



                                       By:     /s/ Carl Genberg
                                          ------------------------------------
                                            Carl Genberg, President


                                       CYTOLOGY INDIANA, INC.



                                       By:
                                          ------------------------------------
                                            President


                                       INDIANA CYTOLOGY REVIEW COMPANY



                                       By:
                                          ------------------------------------
                                            President


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                                       ER GROUP, INC.



                                       By:
                                          ------------------------------------
                                            Thomas J. Kelley, President


                                       CAROLINA CYTOLOGY,  INC.



                                       By:
                                          ------------------------------------
                                            Rodney M. Kinsey, President


                                       CCWP PARTNERS,  INC.



                                       By:
                                          ------------------------------------
                                            Rodney M. Kinsey, President


                                       PAPNET UTAH, INC.



                                       By:      /s/ Kent Dawson
                                          ------------------------------------
                                            President


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